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EXHIBIT 4.11

FORM OF GLOBAL SECURITY FOR
ALLSTATE LIFE® CORENOTES® PROGRAM

[FACE OF GLOBAL SECURITY]

UNLESS THIS NOTE CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE CERTIFICATE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE STANDARD INDENTURE TERMS HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NOMINEE OF DTC, OR ANY SUCCESSOR DEPOSITARY ("DEPOSITARY"), AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY. THE NOTES REPRESENTED BY THIS NOTE CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR NOTES REGISTERED, AND NO TRANSFER OF THE NOTES REPRESENTED BY THIS NOTE CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE STANDARD INDENTURE TERMS. EVERY NOTE CERTIFICATE AUTHENTICATED AND DELIVERED UPON REGISTRATION OF, TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE CERTIFICATE WILL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

CUSIP No.:

ALLSTATE LIFE GLOBAL FUNDING TRUST [            ] - [    ]

ALLSTATE LIFE® CORENOTES®

Title of Notes:	Stated Maturity Date:
Principal Amount: $	Settlement Date and Time:
Original Issue Date:	Securities Exchange Listing: ☐ Yes ☐ No. If yes,
Issue Price:	indicate name(s) of Securities Exchange(s):

        "Allstate Life®" is a registered servicemark of Allstate Insurance Company. "CoreNotes®" is a registered servicemark of Merrill Lynch & Co., Inc.

Interest Rate or Formula:	.
Fixed Rate Note: ☐ Yes ☐ No. If yes,	Floating Rate Note: ☐ Yes ☐ No. If yes,
Interest Rate:	Regular Floating Rate Notes: ☐
Interest Payment Dates:	Floating Rate/Fixed Rate Notes: ☐
Day Count Convention:	Interest Rate:
Additional/Other Terms:	Interest Rate Basis(es):
Discount Note: ☐ Yes ☐ No. If yes,	LIBOR ☐
Total Amount of Discount:	☐ LIBOR Reuters Page:
Initial Accrual Period of Discount:	☐ LIBOR Telerate Page:
Interest Payment Dates:	LIBOR Currency:
Additional/Other Terms:	Constant Maturity Treasury Rate ☐
Redemption Provisions: ☐ Yes ☐ No. If yes,	Designated CMT Telerate Page:
Initial Redemption Date:	If Telerate Page 7052:
Initial Redemption Percentage:	☐ Weekly Average
Annual Redemption Percentage	☐ Monthly Average
Additional/Other Terms:	Designated CMT Maturity Index:
Survivor's Option: ☐ Yes ☐ No.	CD Rate ☐
Regular Interest Record Date(s):	Commercial Paper Rate ☐
Sinking Fund:	Constant Maturity Swap Rate ☐
Calculation Agent:	Federal Funds Open Rate ☐
Depositary:	Federal Funds Rate ☐
Authorized Denominations:	Prime Rate ☐
Collateral: Allstate Life Insurance Company	Treasury Rate ☐
Funding Agreement No(s). ☐, all	Index Maturity:
proceeds of such Funding	Spread and/or Spread Multiplier, if any:
Agreement(s), all books and records	Initial Interest Rate, if any:
pertaining to such Funding	Initial Interest Reset Date:
Agreement(s) and all rights of the	Interest Reset Dates:
Trust pertaining to the foregoing.	Interest Determination Date(s):
Additional/Other Terms:	Interest Payment Dates:
Maximum Interest Rate, if any:
Minimum Interest Rate, if any:
Fixed Rate Commencement Date, if any:
Fixed Interest Rate, if any:
Day Count Convention:
Additional/Other Terms:

        This Note Certificate is a Global Security in respect of a duly authorized issue of Notes (the "Notes") of the Allstate Life Global Funding Trust designated above, a statutory trust organized under the laws of the State of Delaware (the "Trust"). The Notes are issued under the Indenture, dated as of the date hereof (as amended or supplemented from time to time, the "Indenture") between the Trust and J.P. Morgan Trust Company, National Association, as indenture trustee (including any successor, the "Indenture Trustee"). Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed in the Standard Indenture Terms (as amended or supplemented from time to time, the "Standard Indenture Terms").

        The Trust, for value received, hereby promises to pay to Cede & Co. or its registered assigns on the Stated Maturity Date (or on the date of redemption or repayment by the Trust prior to maturity pursuant to redemption or repayment provisions, in each case, if provided for above) the principal amount specified above and, if so specified above, to pay interest from time to time on the Notes represented by this Note Certificate from the Original Issue Date specified above (the "Original Issue Date") or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate per annum determined in accordance with the provisions on the reverse hereof and as specified above, until the principal of the Notes represented by this Note Certificate is paid or made available for payment and to pay such other amounts due and owing with respect to the Notes represented by this Note Certificate.

        On any exchange or purchase and cancellation of any of the Notes represented by this Note Certificate, details of such exchange or purchase and cancellation shall be entered in the records of the Indenture Trustee. Upon any such exchange or purchase and cancellation, the principal amount of the Notes represented by this Note Certificate shall be charged by the principal amount so exchanged or purchased and cancelled, as provided in the Standard Indenture Terms.

        Unless otherwise set forth above, if the Notes are subject to an Annual Redemption Percentage Reduction as specified above, the Redemption Price of the Notes represented by this Note Certificate shall initially be the Initial Redemption Percentage of the principal amount of the Notes represented by this Note Certificate on the Initial Redemption Date and shall decline at each anniversary of the Initial Redemption Date (each such date, a "Redemption Date") by the Annual Redemption Percentage Reduction of such principal amount until the Redemption Price is 100% of such principal amount.

        The Notes will mature on the Stated Maturity Date, unless their principal (or, any installment of their principal) becomes due and payable prior to the Stated Maturity Date, whether, as applicable, by the declaration of acceleration of maturity, notice of redemption at the option of the Trust, notice of the Holder's option to elect repayment or otherwise (the Stated Maturity Date or any date prior to the Stated Maturity Date on which the Notes become due and payable, as the case may be, are referred to as the "Maturity Date" with respect to principal of the Notes repayable on such date).

        Unless otherwise provided above and except as provided in the following paragraph, the Trust will pay interest on each Interest Payment Date specified above, commencing with the first Interest Payment Date next succeeding the Original Issue Date, and on the Maturity Date; PROVIDED that any payment of principal, premium, if any, interest or other amounts to be made on any Interest Payment Date or on a Maturity Date that is not a Business Day shall be made on the next succeeding Business Day, PROVIDED, HOWEVER, with respect to an Interest Payment Date other than the Maturity Date, if the Notes are LIBOR Notes (as defined in Section 3 on the reverse hereof) and that next succeeding Business Day falls in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

        Unless otherwise specified above, the interest payable on each Interest Payment Date or on the Maturity Date will be the amount equal to the interest accrued from and including the immediately preceding Interest Payment Date in respect of which interest has been paid or from and including the date of issue, if no interest has been paid, to but excluding the applicable Interest Payment Date or the Maturity Date, as the case may be (each, an "Interest Period").

        Reference is hereby made to the further provisions of the Notes set forth on the reverse hereof and, if so specified on the face hereof, in an Addendum hereto, which further provisions shall for all purposes have the same force and effect as if set forth on the face hereof.

        Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to the Notes as specified above, the Notes shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

        The Notes represented by this Note Certificate shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been executed by the Indenture Trustee pursuant to the Indenture.

        IN WITNESS WHEREOF, the Trust has caused this instrument to be duly executed on its behalf.

Dated: Original Issue Date	THE ALLSTATE LIFE GLOBAL FUNDING TRUST SPECIFIED ON THE FACE OF THIS NOTE CERTIFICATE,
as Issuer
By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Delaware Trustee.
By:
Name: Title:

CERTIFICATE OF AUTHENTICATION

        This Note Certificate is one of the Note Certificates representing Notes described in the within-mentioned Indenture and is being issued in accordance with Section [2.5(f)] of the Standard Indenture Terms.

Dated: Original Issue Date	J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
as Indenture Trustee
By:
Authorized Signatory

[REVERSE OF GLOBAL SECURITY]

        SECTION 1.    GENERAL.    This Note Certificate is a Global Security in respect of a duly authorized issue of Notes of the Trust. The Notes are issued pursuant to the Indenture.

        SECTION 2.    CURRENCY.    The Notes are denominated in, and payments of principal, premium, if any, and/or interest, if any, will be made in U.S. dollars.

        SECTION 3.    DETERMINATION OF INTEREST RATE AND OTHER PAYMENT PROVISIONS.

        FIXED RATE NOTES.    If the Notes are designated on the face hereof as "Fixed Rate Notes," the Notes will bear interest from the Original Issue Date until the Maturity Date. Unless otherwise specified on the face hereof, the rate of interest payable on the Notes will not be adjusted; unless otherwise specified on the face hereof, interest will be payable on the Interest Payment Dates set forth on the face hereof and at the Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the Maturity Date of Fixed Rate Notes falls on a day that is not a Business Day, any payments of principal, premium, if any, and/or interest or other amounts required to be made, may be made on the next succeeding Business Day, and no additional interest will accrue in respect of the payment made on that next succeeding Business Day.

        DISCOUNT NOTES.    If the Notes are designated on the face hereof as "Discount Notes" (as defined below), payments in respect of the Notes shall be made as set forth on the face hereof. In the event a Discount Note is redeemed, repaid or accelerated, the amount payable to the Holder of such Note on the Maturity Date will be equal to the sum of (1) the Issue Price (increased by any accruals of discount) and, in the event of any redemption of such Discount Notes, if applicable, multiplied by the Initial Redemption Percentage (as adjusted by the Annual Redemption Percentage Reduction, if applicable); and (2) any unpaid interest accrued on such Discount Notes to the date of redemption, repayment or acceleration of maturity, as applicable. For purposes of determining the amount of discount that has accrued as of any date on which a redemption, repayment or acceleration of maturity of the Notes occurs for Discount Notes, the discount will be accrued using a constant yield method. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates for Discount Notes (with ratable accruals within a compounding period), a coupon rate equal to the initial coupon rate applicable to Discount Notes and an assumption that the maturity of such Discount Notes will not be accelerated. If the period from the date of issue to the first Interest Payment Date for Discount Notes (the "Initial Period") is shorter than the compounding period for such Discount Notes, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then the period will be divided into a regular compounding period and a short period with the short period being treated as provided in the preceding sentence. A "Discount Note" is any Note that has an Issue Price that is less than 100% of the principal amount thereof by more than a percentage equal to the product of 0.25% and the number of full years to the Stated Maturity Date.

        FLOATING RATE NOTES.    If the Notes are specified on the face hereof as "Floating Rate Notes," interest on the Notes shall accrue and be payable in accordance with this Section 3. A Floating Rate Note may be a CD Rate Note, CMT Rate Note, Commercial Paper Rate Note, Constant Maturity Swap Rate Note, Federal Funds Open Rate Note, Federal Funds Rate Note, LIBOR Note, Prime Rate Note or Treasury Rate Note. If the Notes are designated on the face hereof as Floating Rate Notes, the face hereof will specify whether the Notes are Regular Floating Rate Notes or Floating Rate/Fixed Rate Notes. For the period from the date of issue to, but not including, the first Interest Reset Date set forth on the face hereof, the interest rate hereon shall be the Initial Interest Rate specified on the face hereof. Thereafter, the interest rate hereon will be reset as of and be effective as of each Interest Reset Date.

  (A)
  If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day; PROVIDED, HOWEVER, that if the Notes are LIBOR Notes and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the Business Day immediately preceding such Interest Reset Date.

  (B)
  Unless specified otherwise on the face hereof, Interest Reset Dates are as follows: (1) if the Notes reset daily, each Business Day, (2) if the Notes reset weekly, other than Treasury Rate Notes, the Wednesday of each week, (3) if the Notes are Treasury Rate Notes that reset weekly, and except as provided below under "Treasury Rate Notes," the Tuesday of each week, (4) if the Notes reset monthly, the third Wednesday of each month, (5) if the Notes reset quarterly, the third Wednesday of March, June, September and December of each year, (6) if the Notes reset semiannually, the third Wednesday of each of the two months specified on the face hereof and (7) if the Notes reset annually, the third Wednesday of the month specified each year; PROVIDED, HOWEVER, that with respect to Floating Rate/ Fixed Rate Notes, the rate of interest thereon will not reset after the particular Fixed Rate Commencement Date specified on the face hereof (the "Fixed Rate Commencement Date").

  (C)
  Accrued interest is calculated by multiplying the principal amount of such Floating Rate Note by an accrued interest factor. The accrued interest factor is computed by adding the interest factor calculated for each day in the particular Interest Period. The interest factor for each day will be computed by dividing the interest rate applicable to such day by 360, in the case of Floating Rate Notes as to which the CD Rate, the Commercial Paper Rate, the Federal Funds Open Rate, the Federal Funds Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis (as defined below), or by the actual number of days in the year, in the case of Floating Rate Notes as to which the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis. In the case of a Floating Rate Note as to which the Constant Maturity Swap Rate is the Interest Rate Basis, the interest factor will be computed by dividing the number of days in the interest period by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the interest period is the 31st day of a month but the first day of the interest period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (ii) the last day of the interest period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month)). The interest factor for Floating Rate Notes as to which the interest rate is calculated with reference to two or more Interest Rate Bases will be calculated in each period in the same manner as if only the applicable Interest Rate Basis specified on the face hereof applied. The interest rate shall be set forth on the face hereof. For purposes of making the foregoing calculation, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date. Unless otherwise specified on the face hereof, the interest rate that is effective on the applicable Interest Reset Date will be determined on the applicable Interest Determination Date and calculated on the applicable Calculation Date (as defined below). "Calculation Date" means the date by which the Calculation Agent designated on the face hereof, is to calculate the interest rate which will be the earlier of (1) the tenth calendar day after the particular Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day; or (2) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

  (D)
  Unless otherwise specified on the face hereof, all percentages resulting from any calculation on Floating Rate Notes will be rounded to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards. All dollar amounts used in or resulting from any calculation on Floating Rate Notes will be rounded to the nearest cent.

        Unless otherwise specified on the face hereof and except as provided below, interest will be payable as follows: (1) if the Interest Reset Date for the Notes is daily, weekly or monthly, interest will be payable on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof, (2) if the Interest Reset Date for the Notes is quarterly, interest will be payable on the third Wednesday of March, June, September, and December of each year, (3) if the Interest Reset Date for the Notes is semiannually, interest will be payable on the third Wednesday of each of two months specified on the face hereof of each year, (4) if the Interest Reset Date for the Notes is annually, interest will be payable on the third Wednesday of the month specified on the face hereof of each year. In each of these cases, interest will also be payable on the Maturity Date.

        If specified on the face hereof, the Notes may have either or both of a Maximum Interest Rate or Minimum Interest Rate. If a Maximum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for Floating Rate Notes cannot ever exceed such Maximum Interest Rate and in the event that the interest rate on any Interest Reset Date would exceed such Maximum Interest Rate (as if no Maximum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Maximum Interest Rate. If a Minimum Interest Rate is so designated, the interest rate that may accrue during any Interest Period for Floating Rate Notes cannot ever be less than such Minimum Interest Rate and in the event that the interest rate on any Interest Reset Date would be less than such Minimum Interest Rate (as if no Minimum Interest Rate were in effect) then the interest rate on such Interest Reset Date shall be the Minimum Interest Rate. Notwithstanding anything to the contrary contained herein, if the Notes are designated on the face hereof as Floating Rate Notes, the interest rate on Notes shall not exceed the maximum interest rate permitted by applicable law.

        All determinations of interest by the Calculation Agent designated on the face hereof will, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of the Notes and neither the Indenture Trustee nor the Calculation Agent shall have any liability to the Holder of the Notes in respect of any determination, calculation, quote or rate made or provided by the Calculation Agent. Upon request of the Holder of the Notes, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date with respect to the Notes. If the Calculation Agent is incapable or unwilling to act as such or if the Calculation Agent fails duly to establish the interest rate for any interest accrual period or to calculate the interest amount or any other requirements, the Trust will appoint a successor to act as such in its place. The Calculation Agent may not resign its duties until a successor has been appointed and such successor has accepted its appointment.

        Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on the Notes on and after the first Interest Reset Date shall be the interest rate determined in accordance with the provisions of the heading below which has been designated as the Interest Rate Basis on the face hereof (the "Interest Rate Basis"), the base rate, plus or minus the Spread, if any, specified on the face hereof and/or multiplied by the Spread Multiplier, if any, specified on the face hereof.

  (A)
  CD RATE NOTES.    If the Interest Rate Basis is the CD Rate, the Notes shall be deemed to be "CD Rate Notes." CD Rate Notes will bear interest at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the CD Rate on each Interest Determination Date. The Interest Determination Date is the second Business Day immediately preceding the related Interest Reset Date. "CD Rate" means the rate on the particular Interest Determination Date for negotiable United

    States dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as defined below) under the caption "CDs (secondary market)", or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for negotiable United States dollar certificates of the particular Index Maturity as published in the H.15 Daily Update (as defined below) or other recognized electronic source used for the purpose of displaying the applicable rate under the heading "CDs (secondary market)." If such rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 P.M., New York City time, on the related Calculation Date, then the CD Rate will be the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the secondary market offered rates as of 10:00 A.M., New York City time on that Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for negotiable United States dollar certificates of deposit of major United States money market banks for negotiable United States certificates of deposit with a remaining maturity closest to the particular Index Maturity in an amount that is representative for a single transaction in that market at that time, or, if the dealers so selected by the Calculation Agent are not quoting as described in the preceding sentence, the CD Rate in effect on the particular Interest Determination Date. "H.15(519)" means the weekly statistical release designated as H.15(519), or any successor publication, published by the Board of Governors of the Federal Reserve System; and "H.15 Daily Update" means the daily update of H.15(519), available through the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/H15/update, or any successor site or publication.

  (B)
  CMT RATE NOTES.    If the Interest Basis is the CMT Rate, the Notes shall be deemed to be "CMT Rate Notes." CMT Rate Notes will bear interest at the interest rate calculated with reference to the CMT Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the CMT Rate on each applicable Interest Determination Date. The applicable Interest Determination Date is the second Business Day prior to the Interest Reset Date. "CMT Rate" means (1) if CMT Moneyline Telerate Page 7051 is specified on the face hereof: (a) the percentage equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) under the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7051"), for the particular Interest Determination Date, or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7051, the percentage equal to the yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the particular Interest Determination Date as published in H.15(519) under the caption "Treasury Constant Maturities", or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the rate on the particular Interest Determination Date for the period of the particular Index Maturity as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519), or (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three leading primary United States government securities dealers in The City of New York (which may include the Agents or their affiliates) (each, a "Reference Dealer"), selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on the particular Interest Determination Date; (2) if CMT Moneyline Telerate Page 7052 is specified on the face hereof (a) the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the Index Maturity specified on the face hereof as published in H.15(519) opposite the caption "Treasury Constant Maturities", as the yield is displayed on Moneyline Telerate (or any successor service) (on page 7052 or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 7052"), for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls, or (b) if the rate referred to in clause (a) does not so appear on Moneyline Telerate Page 7052, the percentage equal to the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity and for the week or month, as applicable, preceding the particular Interest Determination Date as published in H.15(519) opposite the caption "Treasury Constant Maturities", or (c) if the rate referred to in clause (b) does not so appear in H.15(519), the one-week or one-month, as specified on the face hereof, average yield for United States Treasury securities at "constant maturity" having the particular Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which the particular Interest Determination Date falls, or (d) if the rate referred to in clause (c) is not so published, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation, or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity equal to the particular Index Maturity, a remaining term to maturity no more than one year shorter than that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at that time, or (e) if fewer than five but more than two of the prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations shall be eliminated, or (f) if fewer than three prices referred to in clause (d) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent as a yield to maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on that Interest Determination Date of three Reference Dealers selected by the Calculation Agent from five Reference Dealers selected by the Calculation Agent and eliminating the highest quotation or, in the event of equality, one of the highest and the lowest quotation or, in the event of equality, one of the lowest, for United States Treasury securities with an original maturity greater than the particular Index Maturity, a remaining term to maturity closest to that Index Maturity and in a principal amount that is representative for a single transaction in the securities in that market at the time, or (g) if fewer than five but more than two prices referred to in clause (f) are provided as requested, the rate on the particular Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of the quotations will be eliminated, or (h) if fewer than three prices referred to in clause (f) are provided as requested, the CMT Rate in effect on that Interest Determination Date.

        If two United States Treasury securities with an original maturity greater than the Index Maturity specified on the face hereof have remaining terms to maturity equally close to the particular Index Maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

  (C)
  COMMERCIAL PAPER RATE NOTES.    If the Interest Rate Basis is the Commercial Paper Rate, the Notes shall be deemed to be "Commercial Paper Rate Notes." Commercial Paper Rate Notes will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Commercial Paper Rate on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Commercial Paper Rate" means the Money Market Yield (calculated as described below) on the Interest Determination Date of the rate for commercial paper having the applicable Index Maturity as such rate is published in H.15(519) under the heading "Commercial Paper—Nonfinancial." If such rate is not published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Interest Determination Date, then the Commercial Paper Rate shall be the Money Market Yield on the particular Interest Determination Date of the rate for commercial paper having the particular Index Maturity as published on H.15 Daily Update or such other recognized electronic source used for the purposes of displaying the applicable rate, under the caption "Commercial Paper—Nonfinancial", or if such rate is not published by 3:00 P.M., New York City time, on the Calculation Date, then the Commercial Paper Rate as calculated by the Calculation Agent shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on that Interest Determination Date of three leading dealers of United States dollar commercial paper in The City of New York (which may include the Agents or their affiliates) selected by the Calculation Agent for commercial paper having the particular Index Maturity placed for industrial issuers whose bond rating is "Aa", or the equivalent, from a nationally recognized statistical rating organization; PROVIDED, HOWEVER, that if the dealers selected by the Calculation Agent are not quoting offered rates as mentioned above, the Commercial Paper Rate in effect on the particular Interest Determination Date.

    "Money Market Yield" shall be a yield (expressed as a percentage) calculated in accordance with the following formula:

Money Market Yield =	D × 360	× 100

360 - (D × M)

    where "D" refers to the per annum rate for the commercial paper, quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the applicable Interest Period.

  (D)
  CONSTANT MATURITY SWAP RATE NOTES.    If the Interest Basis is the Constant Maturity Swap Rate, the Notes shall be deemed to be "Constant Maturity Swap Rate Notes." Constant Maturity Swap Rate Notes will bear interest at the interest rate calculated with reference to the Constant Maturity Swap Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Constant Maturity Swap Rate on each applicable Interest Determination Date. The Interest Determination Date is the second U.S. Government Securities Business Day (as defined below) preceding the related Interest Reset Date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular Interest Determination Date (the "Original Interest Determination Date"), then such Interest Determination Date shall be the first U.S. Government Securities Business Day preceding the Original Interest Determination Date for which the Constant Maturity Swap Rate can be determined as described below. Constant Maturity Swap Rate" means (1) the rate for U.S. Dollar swaps with the designated maturity specified on the face hereof, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York City time, on the particular Interest Determination Date, or (2) if the rate referred to in clause (1) does not appear on the Reuters Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such Interest Determination Date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the Reference Banks (as defined below) as of approximately 11:00 A.M., New York City time, on such Interest Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the face hereof commencing on the Interest Reset Date and in a Representative Amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Calculation Agent will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or (3) if at least three quotations are not received by the Calculation Agent as mentioned in clause (2), the Constant Maturity Swap Rate in effect on the particular Interest Determination Date.

      "U.S. Government Securities Business Day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

      "Representative Amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

      "Reference Banks" mean five leading swap dealers in the New York City interbank market, selected by the Calculation Agent, after consultation with Allstate Life.

  (E)
  FEDERAL FUNDS OPEN RATE NOTES.    If the Interest Basis is the Federal Funds Open Rate, the Notes shall be deemed to be "Federal Funds Open Rate Notes." Federal Funds Open Rate Notes will bear interest at the interest rate calculated with reference to the Federal Funds Open Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Federal Funds Open Rate on each applicable Interest Determination Date. The Interest Determination Date is the related Interest Reset Date. "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an Interest Reset Date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an Interest Reset Date, the rate for that Interest Reset Date shall be the Federal Funds Rate as determined below.

  (D)
  CONSTANT MATURITY SWAP RATE NOTES. If the Interest Basis is the Constant Maturity Swap Rate, the Notes shall be deemed to be "Constant Maturity Swap Rate Notes." Constant Maturity Swap Rate Notes will bear interest at the interest rate calculated with reference to the Constant Maturity Swap Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Constant Maturity Swap Rate on each applicable Interest Determination Date. The Interest Determination Date is the second U.S. Government Securities Business Day (as defined below) preceding the related Interest Reset Date; provided, however, that if, after attempting to determine the Constant Maturity Swap Rate (as described below), such rate is not determinable for a particular Interest Determination Date (the "Original Interest Determination Date"), then such Interest Determination Date shall be the first U.S. Government Securities Business Day preceding the Original Interest Determination Date for which the Constant Maturity Swap Rate can be determined as described below. Constant Maturity Swap Rate" means (1) the rate for U.S. Dollar swaps with the designated maturity specified on the face hereof, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 A.M., New York City time, on the particular Interest Determination Date, or (2) if the rate referred to in clause (1) does not appear on the Reuters Screen ISDAFIX1 Page by 2:00 P.M., New York City time, on such Interest Determination Date, a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by the Reference Banks (as defined below) as of approximately 11:00 A.M., New York City time, on such Interest Determination Date, and, for this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the designated maturity specified in the face hereof commencing on the Interest Reset Date and in a Representative Amount (as defined below) with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/360 day count basis, is equivalent to USD-LIBOR-BBA with a designated maturity specified on the face hereof. The Calculation Agent will request the principal New York City office of each of the Reference Banks to provide a quotation of its rate. If at least three quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations, eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest); or (3) if at least three quotations are not received by the Calculation Agent as mentioned in clause (2), the Constant Maturity Swap Rate in effect on the particular Interest Determination Date.

      "U.S. Government Securities Business Day" means any day except for Saturday, Sunday, or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

      "Representative Amount" means an amount that is representative for a single transaction in the relevant market at the relevant time.

      "Reference Banks" mean five leading swap dealers in the New York City interbank market, selected by the Calculation Agent, after consultation with Allstate Life.

  (E)
  FEDERAL FUNDS OPEN RATE NOTES. If the Interest Basis is the Federal Funds Open Rate, the Notes shall be deemed to be "Federal Funds Open Rate Notes." Federal Funds Open Rate Notes will bear interest at the interest rate calculated with reference to the Federal Funds Open Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Federal Funds Open Rate on each applicable Interest Determination Date. The Interest Determination Date is the related Interest Reset Date. "Federal Funds Open Rate" means the rate set forth on Moneyline Telerate Page 5 for an Interest Reset Date underneath the caption "FEDERAL FUNDS" in the row titled "OPEN". If the rate is not available for an Interest Reset Date, the rate for that Interest Reset Date shall be the Federal Funds Rate as determined below.

  (F)
  FEDERAL FUNDS RATE NOTES. If the Interest Rate Basis is the Federal Funds Rate, the Notes shall be deemed to be "Federal Funds Rate Notes." Federal Funds Rate Notes will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Federal Funds Rate on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Federal Funds Rate" means (1) the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15(519) under the caption "Federal Funds (Effective)" and displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace the specified page on that service) ("Moneyline Telerate Page 120"), or (2) if the rate referred to in clause (1) does not so appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date for United States dollar federal funds as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Federal Funds (Effective)", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates for the last transaction in overnight United States dollar federal funds arranged by three leading brokers of United States dollar federal funds transactions in The City of New York (which may include the Agents or their affiliates), selected by the Calculation Agent prior to 9:00 A.M., New York City time, on that Interest Determination Date, or (4) if the brokers so selected by the Calculation Agent are not quoting as mentioned in clause (3), the Federal Funds Rate in effect on the particular Interest Determination Date.

  (G)
  LIBOR NOTES. If the Interest Rate Basis is LIBOR (as defined below), the Notes shall be deemed to be "LIBOR Notes." LIBOR Notes will bear interest for each Interest Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any. On each applicable Interest Determination Date the Calculation Agent will determine LIBOR. The applicable Interest Determination Date is the second London Banking Day preceding the related Interest Reset Date.

      LIBOR means: (1) if "LIBOR Moneyline Telerate" is specified on the face hereof or if neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the LIBOR Currency (as defined below) having the Index Maturity specified on the face hereof, commencing on the related Interest Reset Date, that appears on the LIBOR Page (as defined below) as of 11:00 A.M., London time, on the particular Interest Determination Date, or (2) if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates, calculated by the Calculation Agent, or the offered rate, if the LIBOR Page by its terms provides only for a single rate, for deposits in the LIBOR Currency having the particular Index Maturity, commencing on the related Interest Reset Date, that appear or appears, as the case may be, on the LIBOR Page as of 11:00 A.M., London time, on the particular Interest Determination Date, or (3) if fewer than two offered rates appear, or no rate appears, as the case may be, on the particular Interest Determination Date on the LIBOR Page as specified in clause (1) or (2), as applicable, the rate calculated by the Calculation Agent of at least two offered quotations obtained by the Calculation Agent after requesting the principal London offices of each of four major reference banks (which may include affiliates of the Agents), in the London interbank market to provide the Calculation Agent with its offered quotation for deposits in the LIBOR Currency for the period of the particular Index Maturity, commencing on the related Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or (4) if fewer than two offered quotations referred to in clause (3) are provided as requested, the rate calculated by the Calculation Agent as the arithmetic mean of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on the particular Interest Determination Date by three major banks (which may include affiliates of the Agents), in that Principal Financial Center selected by the Calculation Agent for loans in the LIBOR Currency to leading European banks, having the particular Index Maturity and in a principal amount that is representative for a single transaction in the LIBOR Currency in that market at that time, or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), LIBOR in effect on the particular Interest Determination Date.

      "LIBOR Currency" means United States dollars.

      "LIBOR Page" means either: if "LIBOR Reuters" is specified on the face hereof, the display on the Reuter Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace that page on that service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency; or if "LIBOR Moneyline Telerate" is specified on the face hereof or neither "LIBOR Reuters" nor "LIBOR Moneyline Telerate" is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the LIBOR Currency.

  (H)
  PRIME RATE NOTES. If the Interest Rate Basis is the Prime Rate, the Notes shall be deemed to be "Prime Rate Notes." Prime Rate Notes will bear interest for each Interest Reset Date calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, subject to the Minimum Interest Rate and/or Maximum Interest Rate, if any, specified on the face hereof. The Calculation Agent will determine the Prime Rate for each Interest Reset Date on each applicable Interest Determination Date. The Interest Determination Date is the Business Day immediately preceding the related Interest Reset Date. "Prime Rate" means (1) the rate on the particular Interest Determination Date as published in

    H.15(519) under the caption "Bank Prime Loan", or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "Bank Prime Loan", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen US PRIME 1 Page (as defined below) as the applicable bank's prime rate or base lending rate as of 11:00 A.M., New York City time, on that Interest Determination Date, or (4) if fewer than four rates referred to in clause (3) are so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on that Interest Determination Date by three major banks (which may include affiliates of the Agents) in The City of New York selected by the Calculation Agent, or (5) if the banks so selected by the Calculation Agent are not quoting as mentioned in clause (4), the Prime Rate in effect on the particular Interest Determination Date. "Reuters Screen US PRIME 1 Page" means the display on the Reuter Monitor Money Rates Service (or any successor service) on the "US PRIME 1" page (or any other page as may replace that page on that service) for the purpose of displaying prime rates or base lending rates of major United States banks.

  (I)
  TREASURY RATE NOTES. If the Interest Rate Basis is the Treasury Rate, the Notes shall be deemed to be "Treasury Rate Notes." Treasury Rate Notes will bear interest for each Interest Reset Date at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any. The Calculation Agent will determine the Treasury Rate on each Treasury Rate Determination Date (as defined below). "Treasury Rate" means (1) the rate from the auction held on the Treasury Rate Interest Determination Date (the "Auction") of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof under the caption "INVESTMENT RATE" on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 56") or page 57 (or any other page as may replace that page on that service) ("Moneyline Telerate Page 57"), or (2) if the rate referred to in clause (1) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as defined below) of the rate for the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High", or (3) if the rate referred to in clause (2) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield of the auction rate of the applicable Treasury Bills as announced by the United States Department of the Treasury, or (4) if the rate referred to in clause (3) is not so announced by the United States Department of the Treasury, or if the Auction is not held, the Bond Equivalent Yield of the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (5) if the rate referred to in clause (4) is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on the particular Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or another recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market", or (6) if the rate referred to in clause (5) is not so published by 3:00 P.M., New York

    City time, on the related Calculation Date, the rate on the particular Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on that Interest Determination Date, of three primary United States government securities dealers (which may include the Agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or (7) if the dealers so selected by the Calculation Agent are not quoting as mentioned in clause (6), the Treasury Rate in effect on the particular Interest Determination Date.

      "Bond Equivalent Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield =	D X N	X 100
360—(D X M)

      where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the applicable Interest Period.

      The "Treasury Rate Determination Date" for each Interest Reset Date means the day in the week in which the related Interest Reset Date falls on which day Treasury Bills are normally auctioned (i.e., Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that the auction may be held on the preceding Friday); PROVIDED, HOWEVER, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the Interest Determination Date will be the preceding Friday.

  (J)
  REGULAR FLOATING RATE NOTES. Unless the Notes are designated as Floating Rate/Fixed Rate Notes or as having an Addendum attached or having other/additional provisions apply, in each case relating to a different interest rate formula, such Notes that bear interest at floating rates will be Regular Floating Rate Notes and will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, as specified on the face hereof, the rate at which interest on Regular Floating Rate Notes is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate.

  (K)
  FLOATING RATE/FIXED RATE NOTES. If the Notes are designated as "Floating Rate/Fixed Rate Notes" on the face hereof, such Notes that bear interest at floating rates will bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. Commencing on the first Interest Reset Date, the rate at which interest on Floating Rate/Fixed Rate Notes is payable will be reset as of each Interest Reset Date; PROVIDED, HOWEVER, that the interest rate in effect for the period, if any, from the date of issue to the first Interest Reset Date will be the Initial Interest Rate, as specified on the face hereof; and the interest rate in effect commencing on the Fixed Rate Commencement Date will be the Fixed Interest Rate, if specified on the face hereof, or, if not so specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

        SECTION 4.    OPTIONAL REDEMPTION.    Except in the case of Discount Notes, if an Initial Redemption Date is specified on the face hereof, the Trust may redeem the Notes prior to the Stated Maturity Date at its option on any Business Day on or after the Initial Redemption Date in whole or from time to time in part in increments of $1,000 or any other integral multiple of an authorized denomination specified on the face hereof (provided that any remaining principal amount of the Notes shall be at least $1,000 or other minimum authorized denomination applicable thereto), at the applicable Redemption Price (as defined below), together with unpaid interest accrued on the Notes, any Additional Amounts and other amounts payable with respect thereto to the date of redemption. The Trust must give written notice to the Holders of the Notes to be redeemed at its option not more than 60 nor less than 30 calendar days prior to the date of redemption. "Redemption Price" means an amount equal to the Initial Redemption Percentage specified on the face hereof (as adjusted by the Annual Redemption Percentage Reduction, if applicable) multiplied by the unpaid principal amount of Notes represented by this Note Certificate to be redeemed. The Initial Redemption Percentage, if any, shall decline at each anniversary of the Initial Redemption Date by an amount equal to the applicable Annual Redemption Percentage Reduction, if any, until the Redemption Price is equal to 100% of the unpaid amount thereof to be redeemed.

        SECTION 5.    REPAYMENT PROVISIONS.

        If the face of this Note Certificate specifies that "Survivor's Option" (as defined below) applies, the person (the "Authorized Representative") who has legal authority to act on behalf of the estate of the deceased owner of a beneficial interest in the Notes represented hereby shall have the option to elect repayment of the Notes in whole or in part in increments of U.S.$1,000 (provided that any remaining principal amount of the Notes shall be at least U.S.$1,000), following the death of such beneficial owner (a "Survivor's Option"). No Survivor's Option may be exercised unless such beneficial interest was held by the beneficial owner for a period of at least six months prior to the death of the beneficial owner.

        Pursuant to the valid exercise of the Survivor's Option, if applicable, the Trust shall repay the Notes represented hereby (or portion thereof) at a price equal to 100% of the unpaid principal amount of the Notes to be repaid, together with unpaid interest accrued thereon to, but excluding, the Repayment Date, subject to the limitations in the next succeeding sentence. Allstate Life Insurance Company ("Allstate Life") may, in its sole discretion, limit the aggregate principal amount of (i) all Funding Agreements securing all outstanding series of notes issued under the Allstate Life® CoreNotes® program as to which exercises of any put option by any issuing trust shall be accepted by Allstate Life in any calendar year to an amount equal to the greater of $2,000,000 or 2% of the aggregate principal amount of all Funding Agreements securing all outstanding series of notes issued under the Allstate Life® CoreNotes® program as of the end of the most recent calendar year or such other greater amount as determined in accordance with the applicable Funding Agreement(s) and set forth on the face hereof; (ii) the Funding Agreement(s) securing the Notes as to which exercises of any put option by the Trust attributable to Notes as to which the Survivor's Option has been exercised by the Authorized Representative of any individual deceased beneficial owner to $250,000 in any calendar year or such other greater amount as determined in accordance with the applicable Funding Agreement(s) and set forth on the face hereof; and (iii) the Funding Agreement(s) securing the Notes as to which exercises of any put option by the Trust shall be accepted in any calendar year to an amount as set forth in the applicable Funding Agreement(s) and on the face hereof.

        In any such event, the Trust shall similarly be required to limit the aggregate principal amount of Notes as to which exercises of the Survivor's Option shall be accepted by it.

        Each election to exercise the Survivor's Option shall be effected in the order received by the Administrator. Notes that are not repaid in any calendar year due to the application of the limits described above will be treated as though they had been tendered on the first day of the following calendar year in the order in which they were originally tendered. Subject to the limitations described above, Notes accepted for repayment will be repaid on the first interest payment date that occurs 20 or more calendar days after the date of the acceptance unless that interest payment date is not a Business Day, in which case the repayment date will be the next succeeding Business Day.

        To exercise the Survivor's Option, the Authorized Representative must provide to the DTC participant (the "Participant") through which the relevant beneficial interest is owned (i) a written instruction to notify the Depositary of the Authorized Representative's desire to exercise the Survivor's Option, (ii) appropriate evidence (A) that the person has authority to act on behalf of the deceased owner, (B) of the death of a owner of beneficial interest in the Notes represented hereby, (C) that the deceased was the beneficial owner of the Notes at the time of death and (D) that the deceased was the owner of a beneficial interest in the Notes represented hereby at least six months prior to the date of death of such beneficial owner, (iii) if beneficial interest in the Notes represented hereby is held by a nominee of the deceased owner, a certificate from the nominee attesting to the deceased owner's ownership of a beneficial interest in the Notes represented hereby, (iv) a written request for repayment, substantially in the form of the attached Election Repayment Form", signed by the Authorized Representative for the deceased owner with signature guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, (v) if applicable, a properly executed assignment or endorsement, (vi) tax waivers and any other instruments or documents reasonably required to establish the validity of the deceased's beneficial ownership in the Notes and the Authorized Representative's entitlement to payment and (vii) any additional information reasonably required to document ownership or authority to exercise the Survivor's Option and to cause the repayment of the Notes (or portion thereof). Such Participant shall provide to the Indenture Trustee a properly completed Repayment Election Form, which is attached hereto as Annex A, to exercise the Survivor's Option, together with evidence satisfactory to the Indenture Trustee from the Participant stating that it represents the deceased owner of the beneficial interest in the Notes represented hereby.

        Subject to Allstate Life's right hereunder to limit the aggregate principal amount of Funding Agreements securing notes as to which exercises of any put option by the issuing trusts attributable to notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the Survivor's Option will be determined by the Administrator, in its sole discretion. The Administrator's determination shall be final and binding.

        The death of a person owning a Note or beneficial interest therein in joint tenancy or tenancy by the entirety with another person or persons shall be deemed to be the death of the Holder or beneficial owner, as the case may be, of such Note, and the entire principal amount of such Note or beneficial interest therein shall be eligible for repayment pursuant to the Survivor's Option. The death of a person owning a Note or beneficial interest therein by tenancy in common shall be deemed to be the death of the Holder or beneficial owner, as the case may be, of such Note only to the extent of the interest of the deceased Holder or beneficial owner in such Note unless such Note or beneficial interest therein is held by husband and wife as tenants in common, in which case, the death of either spouse shall be deemed to be the death of the Holder or beneficial owner, as the case may be, of such Note, and the entire principal amount of such Note or beneficial interest therein shall be eligible for repayment pursuant to the Survivor's Option.

        The death of a person who, during his or her lifetime, was entitled to substantially all of the interests of beneficial ownership of a Note shall be deemed to be the death of the Holder or beneficial owner, as the case may be, of such Note if such interests can be established to the satisfaction of the Administrator.

        In the event of repayment of the Notes in part only, a new Note Certificate of like tenor in a principal amount equal to the unrepaid portion of principal of Notes represented by this Note

Certificate and otherwise having the same terms and provisions as the Notes shall be issued by the Trust in the name of the Holder of this Note Certificate upon the presentation and surrender of this Note Certificate.

        SECTION 6.    SINKING FUND.    Unless otherwise specified on the face hereof, the Notes will not be subject to any sinking fund.

        SECTION 7.    REGISTRATION, TRANSFER AND EXCHANGE.    As provided in the Standard Indenture Terms and subject to certain limitations therein and herein set forth, the transfer of the Notes represented by this Note Certificate is registrable in the records of J.P. Morgan Trust Company, National Association, in its capacity as registrar. Upon surrender of this Note Certificate for registration of transfer at the office or agency of the Trust in any place where the principal of and interest on the Notes are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trust and the registrar duly executed by, the Holder or by his or her attorney duly authorized in writing, and thereupon one or more new Note Certificates having the same terms and provisions, in authorized denominations and for the same aggregate principal amount, will be issued by the Trust to the designated transferee or transferees.

        As provided in the Standard Indenture Terms and subject to certain limitations therein and herein set forth, the Notes represented by this Note Certificate are exchangeable for a like aggregate principal amount of Notes in authorized denominations but otherwise having the same terms and provisions, as requested by the Holder of this Note Certificate surrendering the same.

        No service charge shall be made for any such registration of transfer or exchange, but the Trust or Indenture Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

        Prior to due presentment of this Note Certificate for registration of transfer, the Trust, the Indenture Trustee and any agent of the Trust or the Indenture Trustee may treat the Holder as the owner of the Notes for all purposes, including receiving payment of principal of and interest on the Notes, whether or not the Notes be overdue, and neither the Trust, the Indenture Trustee nor any such agent shall be affected by notice to the contrary, except as required by law.

        SECTION 8.    CERTIFICATED NOTES.    Under certain circumstances described in the Standard Indenture Terms, the Trust will issue Certificated Notes in exchange for the Book-Entry Notes represented by a Global Security. The Certificated Notes issued in exchange for any Book-Entry Notes represented by a Global Security shall be of like tenor and of an equal aggregate principal amount, in authorized denominations. Such Certificated Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Registrar.

        SECTION 9.    MODIFICATIONS AND AMENDMENTS.    Sections [9.1 and 9.2] of the Standard Indenture Terms contain provisions permitting the Trust and the Indenture Trustee (1) without the consent of any Holder, to execute Supplemental Indentures for limited purposes and take other actions set forth in the Standard Indenture Terms, and (2) with the consent of the Holders of not less than 66 2/3% in aggregate principal amount of Notes at the time outstanding, evidenced as in the Standard Indenture Terms, to execute Supplemental Indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any Supplemental Indenture or modifying in any manner the rights of the Holders of the Notes subject to specified limitations.

        SECTION 10.    OBLIGATIONS UNCONDITIONAL.    No reference herein to the Indenture or the Standard Indenture Terms and no provision of the Notes or of the Indenture shall alter or impair the obligation of the Trust, which is absolute and unconditional, to pay the principal of, interest on, or any other amount due and owing with respect to, the Notes at the places, at the respective times, and at the rate herein prescribed.

        SECTION 11.    COLLATERAL.    Pursuant to the Indenture, the Trust will assign the relevant Funding Agreement(s) issued by Allstate Life in connection with the issuance of the Notes (each, a "Funding Agreement") to the Indenture Trustee on behalf of the holders of the Notes. The Notes will be secured by a first priority perfected security interest in the Collateral described on the face hereof (the "Collateral") in favor of the Indenture Trustee and the other persons identified in the Standard Indenture Terms

        SECTION 12.    SECURITY; LIMITED RECOURSE.    The Notes are solely the obligations of the Trust, and will not be guaranteed by any person, including but not limited to Allstate Life, Allstate Life Global Funding, any Agent, the Trust Beneficial Owner, the Delaware Trustee, the Indenture Trustee or any of their affiliates. The Trust's obligations under the Notes will be secured by all of the Trust's rights and title in one or more Funding Agreement(s) issued by Allstate Life and other rights and assets included in the applicable Collateral. The Holder of the Notes has no direct contractual rights against Allstate Life under the Funding Agreement(s). Under the terms of each Funding Agreement, recourse rights to Allstate Life will belong to the Trust, its successors and permitted assignees. The Trust has pledged, collaterally assigned and granted a first priority perfected security interest in the Collateral for the Notes to the Indenture Trustee on behalf of the Holders of the Notes and the other persons identified in the Standard Indenture Terms. Recourse to Allstate Life under each Funding Agreement will be enforceable only by the Indenture Trustee as a secured party on behalf of the Holders of Notes and the other persons identified in the Standard Indenture Terms.

        SECTION 13.    EVENTS OF DEFAULT.    In case an Event of Default, as defined in the Standard Indenture Terms, shall have occurred and be continuing, the principal of the Notes may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture. If the Notes are Discount Notes, the amount of principal of the Notes that becomes due and payable upon such acceleration shall be equal to the amount calculated as set forth in Section 3 hereof.

        SECTION 14.    WITHHOLDING; ADDITIONAL AMOUNTS; TAX EVENT.    All amounts due in respect of the Notes will be made without withholding or deduction for or on account of any present or future taxes, duties, levies, assessments or other governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority in the United States having the power to tax on payments on the Notes unless the withholding or deduction is required by law. Unless otherwise specified on the face hereof, the Trust will not pay any additional amounts ("Additional Amounts") to Holders of the Notes in the event that any withholding or deduction is so required by law, regulation or official interpretation thereof, and the imposition of a requirement to make any such withholding or deduction will not give rise to any independent right or obligation to redeem the Notes.

        SECTION 15.    LISTING.    Unless otherwise specified on the face hereof, the Notes will not be listed on any securities exchange.

        SECTION 16.    NO RECOURSE AGAINST CERTAIN PERSONS.    No recourse shall be had for the payment of the principal of or the interest on the Notes, or for any claim based hereon, or otherwise in respect thereof, or based on or in respect of the Indenture or any Supplemental Indenture, against the Nonrecourse Parties, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such personal liability being, by the acceptance of any Notes and as part of the consideration for issue of the Notes, expressly waived and released.

        SECTION 17.    GOVERNING LAW.    The Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

ABBREVIATIONS

        The following abbreviations, when used in the inscription on the face of this Note Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN		Custodian
ACT
				(Cust)		(Minor)
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act
(State)
CUST	—	custodian
Additional abbreviations may also be used though not in the above list.

ASSIGNMENT FORM

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto Please Insert Social Security or Other Identifying Number of Assignee

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

the within Security of THE ALLSTATE LIFE GLOBAL FUNDING TRUST SPECIFIED ON THE FACE OF THIS NOTE CERTIFICATE and does hereby irrevocably constitute and appoint                        attorney to transfer said Security on the books of the Issuer, with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatsoever.

Annex A

REPAYMENT ELECTION FORM
ALLSTATE LIFE GLOBAL FUNDING
ALLSTATE LIFE® CORENOTES®
CUSIP No.

To: [Name of Trust]

        The undersigned financial institution (the "Financial Institution") represents the following:

  •
  The Financial Institution has received a request for repayment from the executor or other authorized representative (the "Authorized Representative") of the deceased beneficial owner listed below (the "Deceased Beneficial Owner") of Allstate Life® CoreNotes® (CUSIP No.    ) (the "Notes").

  •
  At the time of his or her death, the Deceased Beneficial Owner owned Notes in the principal amount listed below.

  •
  The Deceased Beneficial Owner acquired the Notes at least six (6) months before the date of death of such Deceased Beneficial Owner.

  •
  The Financial Institution currently holds such Notes as a direct or indirect participant in The Depository Trust Company (the "Depositary").

        The Financial Institution agrees to the following terms:

  •
  The Financial Institution shall follow the instructions (the "Instructions") accompanying this Repayment Election Form (this "Form").

  •
  The Financial Institution shall make all records specified in the Instructions supporting the above representations available to J.P. Morgan Trust Company, National Association (the "Trustee") or [Name of Trust] (the "Trust") for inspection and review within five Business Days of the Indenture Trustee's or the Trust's request.

  •
  If the Financial Institution, the Indenture Trustee or the Trust, in any such party's reasonable discretion, deems any of the records specified in the Instructions supporting the above representations unsatisfactory to substantiate a claim for repayment, the Financial Institution shall not be obligated to submit this Form, and the Indenture Trustee or the Trust may deny repayment. If the Financial Institution cannot substantiate a claim for repayment, it shall notify the Indenture Trustee and the Trust immediately.

  •
  Repayment elections may not be withdrawn.

  •
  The Financial Institution agrees to indemnify and hold harmless the Indenture Trustee and the Trust against and from any and all claims, liabilities, costs, losses, expenses, suits and damages resulting from the Financial Institution's above representations and request for repayment on behalf of the Authorized Representative.

  •
  The Notes will be repaid on the first Interest Payment Date to occur at least 20 calendar days after the date of acceptance of the Notes for repayment, unless such date is not a business day, in which case the date of repayment shall be the next succeeding business day.

  •
  Subject to Allstate Life's right hereunder to limit the aggregate principal amount of Funding Agreements securing notes as to which exercises of any put option by the issuing trusts attributable to notes as to which exercises of the Survivor's Option shall be accepted in any one calendar year, all questions as to the eligibility or validity of any exercise of the survivor's option will be determined by the Indenture Trustee, in its sole discretion, which determination shall be final and binding on all parties.

REPAYMENT ELECTION FORM

(1)

Name of Deceased Beneficial Owner

(2)

Date of Death

(3)

Name of Authorized Representative Requesting Repayment

(4)

Name of Financial Institution Requesting Repayment

(5)

Signature of Authorized Representative of Financial Institution Requesting Repayment

(6)

Principal Amount of Requested Repayment

(7)

Date of Election

(8) Financial Institution	(9) Wire instructions for payment:
Representative: Name:	Bank Name:
Phone Number:	ABA Number:
Fax Number:	Account Name:
Mailing Address (no P.O. Boxes):	Account Number:
Reference (optional):

TO BE COMPLETED BY THE INDENTURE TRUSTEE:

(A)
Election Number*:

(B)
Delivery and Payment Date:

(C)
Principal Amount:

(D)
Accrued Interest:

(E)
Date of Receipt of Form by the Indenture Trustee:

(F)
Date of Acknowledgment by the Indenture Trustee:

*
To be assigned by the Indenture Trustee upon receipt of this Form. An acknowledgement, in the form of a copy of this document with the assigned Election Number, will be returned to the party and location designated in item (8) above.

INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM AND EXERCISING
REPAYMENT OPTION

        Capitalized terms used and not defined herein have the meanings defined in the accompanying Repayment Election Form.

1.
Collect and retain for a period of at least three years (1) satisfactory evidence of the authority of the Authorized Representative, (2) satisfactory evidence of death of the Deceased Beneficial Owner, (3) satisfactory evidence that the Deceased Beneficial Owner beneficially owned, at the time of his or her death, the Notes being submitted for repayment, (4) satisfactory evidence that the Notes being submitted for repayment were acquired by the Deceased Beneficial Owner at least six (6) months before the date of the death of such Deceased Beneficial Owner, and (5) any necessary tax waivers. For purposes of determining whether the Notes will be deemed beneficially owned by an individual at any given time, the following rules shall apply:

•
If a Note (or a portion thereof) is beneficially owned by tenants by the entirety or joint tenants, the Note (or relevant portion thereof) will be regarded as beneficially owned by a single owner. Accordingly, the death of a tenant by the entirety or joint tenant will be deemed the death of the beneficial owner and the entire principal amount so owned will become eligible for repayment.

•
The death of a person beneficially owning a Note (or a portion thereof) by tenancy in common will be deemed the death of the beneficial owner only with respect to the deceased owner's interest in the Note (or relevant portion thereof) so owned, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficial owner and the entire principal amount so owned will be eligible for repayment.

•
A Note (or a portion thereof) beneficially owned by a trust will be regarded as beneficially owned by each beneficiary of the trust to the extent of that beneficiary's interest in the trust (however, a trust's beneficiaries collectively cannot be beneficial owners of more Notes than are owned by the trust). The death of a beneficiary of a trust will be deemed the death of the beneficial owner of the Notes (or relevant portion thereof) beneficially owned by the trust to the extent of that beneficiary's interest in the trust. The death of an individual who was a tenant by the entirety or joint tenant in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust. The death of an individual who was a tenant in common in a tenancy which is the beneficiary of a trust will be deemed the death of the beneficiary of the trust only with respect to the deceased holder's beneficial interest in the Note, unless a husband and wife are the tenants in common, in which case the death of either will be deemed the death of the beneficiary of the trust.

•
The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial interest in a Note (or a portion thereof) will be deemed the death of the beneficial owner of that Note (or relevant portion thereof), regardless of the registration of ownership, if such beneficial interest can be established to the satisfaction of the Indenture Trustee. Such beneficial interest will exist in many cases of street name or nominee ownership, custodial arrangements, ownership by a trustee, ownership under the Uniform Transfers of Gifts to Minors Act and community property or other joint ownership arrangements between spouses. Beneficial interest will be evidenced by such factors as the power to sell or otherwise dispose of a Note, the right to receive the proceeds of sale or disposition and the right to receive interest and principal payments on a Note.

2.
Indicate the name of the Deceased Beneficial Owner on line (1).

3.
Indicate the date of death of the Deceased Beneficial Owner on line (2).

4.
Indicate the name of the Authorized Representative requesting repayment on line (3).

5.
Indicate the name of the Financial Institution requesting repayment on line(4).

6.
Affix the authorized signature of the Financial Institution's representative on line (5). THE SIGNATURE MUST BE MEDALLION SIGNATURE GUARANTEED.

7.
Indicate the principal amount of Notes to be repaid on line (6).

8.
Indicate the date this Form was completed on line (7).

9.
Indicate the name, mailing address (no P.O. boxes, please), telephone number and facsimile-transmission number of the party to whom the acknowledgment of this election may be sent in item (8).

10.
Indicate the wire instruction for payment on line (9).

11.
Leave lines (A), (B), (C), (D), (E) and (F) blank.

12.
Mail or otherwise deliver an original copy of the completed Form to:

J.P. Morgan Trust Company, National Association
227 W. Monroe Street, Suite 2600
Chicago, IL 60606

13.
FACSIMILE TRANSMISSIONS OF THE REPAYMENT ELECTION FORM WILL NOT BE ACCEPTED.

14.
If the acknowledgement of the Indenture Trustee's receipt of this Form, including the assigned Election Number, is not received within 10 days of the date such information is sent to the Trustee, contact the Trustee at J.P. Morgan Trust Company, National Association, 227 W. Monroe Street, Suite 2600, Chicago, IL 60606.

15.
For assistance with this Form or any questions relating thereto, please contact the Trustee at J.P. Morgan Trust Company, National Association, 227 W. Monroe Street, Suite 2600, Chicago, IL 60606.

Schedule I

I-1

QuickLinks

  EXHIBIT 4.11
CERTIFICATE OF AUTHENTICATION
[REVERSE OF GLOBAL SECURITY]
ABBREVIATIONS
ASSIGNMENT FORM
  Annex A
REPAYMENT ELECTION FORM ALLSTATE LIFE GLOBAL FUNDING ALLSTATE LIFE® CORENOTES® CUSIP No.
REPAYMENT ELECTION FORM
INSTRUCTIONS FOR COMPLETING REPAYMENT ELECTION FORM AND EXERCISING REPAYMENT OPTION
  Schedule I